Policyholder liabilities and unallocated surplus	12 Months Ended
Dec. 31, 2019
Policyholder liabilities and unallocated surplus
Policyholder liabilities and unallocated surplus

C4      Policyholder liabilities and unallocated surplus

The note provides information of policyholder liabilities and unallocated surplus of with-profits funds held on the Group’s statement of financial position:

C4.1   Group overview

(i)	Analysis of movements in policyholder liabilities and unallocated surplus of with-profits fundsnotes (a), (b)

			Discontinued
			UK and
	Asia	US	Europe
	$m	$m	operations	Total
	note C4.2	note C4.3	$m	$m
Balance at 1 January 2018	99,890	244,483	244,946	589,319
Comprising:
Policyholder liabilities on the consolidated statement of financial positionnote (c) (excludes $43 million classified as unallocated to a segment)	85,089	244,483	226,715	556,287
Unallocated surplus of with-profits funds on the consolidated statement of financial position	4,700	—	18,231	22,931
Group’s share of policyholder liabilities of joint ventures and associatenote(d)	10,101	—	—	10,101
Reclassification of reinsured UK annuity contracts as held for sale	—	—	(14,689)	(14,689)
Net flows:
Premiums	17,607	18,613	18,707	54,927
Surrenders	(3,729)	(16,211)	(9,053)	(28,993)
Maturities/deaths	(2,641)	(2,687)	(9,074)	(14,402)
Net flows	11,237	(285)	580	11,532
Addition for closed block of group payout annuities in the US	—	5,532	—	5,532
Shareholders’ transfers post-tax	(87)	—	(346)	(433)
Investment-related items and other movements	(3,718)	(13,350)	(7,318)	(24,386)
Foreign exchange translation differences	(1,914)	—	(13,171)	(15,085)
Balance at 31 December 2018/1 January 2019	105,408	236,380	210,002	551,790
Comprising:
Policyholder liabilities on the consolidated statement of financial positionnote (c)
(excludes $50 million classified as unallocated to a segment)	91,836	236,380	193,020	521,236
Unallocated surplus of with-profits funds on the consolidated statement of financial position	3,198	—	16,982	20,180
Group’s share of policyholder liabilities of joint ventures and associatenote (d)	10,374	—	—	10,374
Demerger of UK and Europe operations	—	—	(210,002)	(210,002)
Net flows:
Premiums	20,094	20,976	—	41,070
Surrenders	(4,156)	(17,342)	—	(21,498)
Maturities/deaths	(2,800)	(3,387)	—	(6,187)
Net flows	13,138	247	—	13,385
Shareholders' transfers post-tax	(99)	–	—	(99)
Investment-related items and other movements	12,824	32,922	—	45,746
Foreign exchange translation differences	1,299	–	—	1,299
Balance at 31 December 2019	132,570	269,549	—	402,119
Comprising:
Policyholder liabilities on the consolidated statement of financial position
(excludes $186 million classified as unallocated to a segment)	115,943	269,549	—	385,492
Unallocated surplus of with-profits funds on the consolidated statement of financial position	4,750	—	—	4,750
Group's share of policyholder liabilities of joint ventures and associatenote (d)	11,877	—	—	11,877
Average policyholder liability balancesnote (e)
2019	115,015	252,965	n/a	367,980
2018	98,698	239,049	213,492	551,239

Notes

(a)

The items above represent the amount attributable to changes in policyholder liabilities and unallocated surplus of with-profits funds as a result of each of the components listed. The policyholder liabilities shown include investment contracts without discretionary participation features (as defined in IFRS 4) and their full movement in the year but exclude liabilities that have not been allocated to a reporting segment. The items above are shown gross of external reinsurance.

(a)

The analysis includes the impact of premiums, claims and investment movements on policyholders’ liabilities. The impact does not represent premiums, claims and investment movements as reported in the income statement. For example, premiums shown above exclude any deductions for fees/charges; claims (surrenders, maturities and deaths) shown above represent the policyholder liabilities provision released rather than the claims amount paid to the policyholder.

(b)

The policyholder liabilities of the Asia insurance operations at 31 December 2018 of $91,836 million were after deducting the intra-group reinsurance liabilities ceded by the discontinued UK and Europe operations of $1,412 million to the Hong Kong with-profits business, which were recaptured in October 2019 upon demerger. Including this amount, total Asia policyholder liabilities at 31 December 2018 were $93,248 million.

(c)

The Group’s investment in joint ventures and associate are accounted for on an equity method basis in the Group’s statement of financial position. The Group’s share of the policyholder liabilities as shown above relates to life businesses of the China JV, India and the Takaful business in Malaysia.

(d)

Average policyholder liabilities have been based on opening and closing balances, adjusted for acquisitions, disposals and other corporate transactions arising in the year, and exclude unallocated surplus of with-profits funds.

(ii)	Analysis of movements in policyholder liabilities for shareholder-backed business

			Discontinued
			UK and Europe
	Asia	US	operations	Total
	$m	$m	$m	$m
Balance at 1 January 2018	50,598	244,483	76,254	371,335
Reclassification of reinsured UK annuity contracts as held for sale	—	—	(14,689)	(14,689)
Net flows:
Premiums	9,015	18,613	1,984	29,612
Surrenders	(3,278)	(16,211)	(2,692)	(22,181)
Maturities/deaths	(1,396)	(2,687)	(2,996)	(7,079)
Net flowsnote	4,341	(285)	(3,704)	352
Addition for closed block of group payout annuities in the US	—	5,532	—	5,532
Investment-related items and other movements	(1,608)	(13,350)	(2,637)	(17,595)
Foreign exchange translation differences	(1,626)	—	(3,313)	(4,939)
Balance at 31 December 2018/1 January 2019	51,705	236,380	51,911	339,996

Comprising:
- Policyholder liabilities on the consolidated statement of financial position
(excludes $50 million classified as unallocated to a segment)	41,331	236,380	51,911	329,622
- Group’s share of policyholder liabilities relating to joint ventures and associate	10,374	—	—	10,374

Demerger of UK and Europe operations	—	—	(51,911)	(51,911)
Net flows:
Premiums	10,372	20,976	—	31,348
Surrenders	(3,610)	(17,342)	—	(20,952)
Maturities/deaths	(1,168)	(3,387)	—	(4,555)
Net flowsnote	5,594	247	—	5,841
Investment-related items and other movements	4,186	32,922	—	37,108
Foreign exchange translation differences	777	—	—	777
Balance at 31 December 2019	62,262	269,549	—	331,811

Comprising:
- Policyholder liabilities on the consolidated statement of financial position
(excludes $186 million classified as unallocated to a segment)	50,385	269,549	—	319,934
- Group's share of policyholder liabilities relating to joint ventures and associate	11,877	—	—	11,877

Note

Including net flows of the Group’s insurance joint ventures and associate.

(iii)	Movement in insurance contract liabilities and unallocated surplus of with-profits funds

Further analysis of the movement in the year of the Group’s gross contract liabilities, reinsurer’s share of insurance contract liabilities and unallocated surplus of with-profits funds (excluding those held by joint ventures and associate) is provided below:

	Gross	Reinsurer's		Unallocated
	insurance	share of		surplus of
	contract	insurance contract	Investment	with-profits
	liabilities	liabilities	contracts	funds
	$m	$m	$m	$m
		note (a)	note (b)
Balance at 1 January 2018	(443,952)	13,086	(112,378)	(22,931)
Income and expense included in the income statementnote (c)
- continuing operations	512	548	(104)	1,494
- discontinued operations	11,497	14,727	(5,249)	227
Other movementsnote (d)	13,375	(13,375)	859	(51)
Foreign exchange translation differences	7,621	(793)	6,533	1,081
Balance at 31 December 2018/1 January 2019	(410,947)	14,193	(110,339)	(20,180)
Demerger of UK and Europe operationsnote (e)	87,824	(2,169)	105,196	16,982
Income and expense included in the income statement for continuing operationsnote (c)	(55,579)	1,795	(311)	(1,415)
Other movementsnote (d)	—	—	(63)	(112)
Foreign exchange translation differences	(1,441)	37	(18)	(25)
Balance at 31 December 2019	(380,143)	13,856	(5,535)	(4,750)

Notes

(a)	Includes reinsurers’ share of claims outstanding of $1,094 million (31 December 2018: $1,280 million).
(b)

This comprises investment contracts with discretionary participation features of $633 million at 31 December 2019 (31 December 2018: $85,858 million) and investment contracts without discretionary participation features of $4,902 million at 31 December 2019 (31 December 2018: $24,481 million).

(c)

The total charge for benefits and claims from continuing operations in 2019 shown in the income statement comprises the amounts shown as ‘income and expense included in the income statement’ in the table above of $(55,510) million (2018: $2,450 million) together with claims paid of $(29,585) million (2018: $(26,926) million), net of amounts attributable to reinsurers of $1,190 million (2018: $1,050 million).

(d)

Other movements for 2019 are for continuing operations only and include premiums received and claims paid on investment contracts without discretionary participating features, which are taken directly to the statement of financial position in accordance with IAS 39 and changes in the unallocated surplus of with-profits funds resulting from the recapture of the intra-group reinsurance agreement between the with-profits discontinued UK and Europe operations and Asia insurance operations prior to the demerger, which is eliminated in the income statement for the continuing operations of the Group. For 2018, in addition to premiums received and claims paid on investment contracts without discretionary participating features, other movements also included the reclassification of the reinsured UK annuity business as held for sale at 31 December 2018 and the changes in the unallocated surplus of with-profits funds resulting from actuarial gains and losses on the Group’s defined benefit pension schemes allocated to the with-profits funds of the discontinued UK and Europe operations, which were recognised directly in other comprehensive income.

(e)

The balances of the discontinued UK and Europe operations are removed from the opening balances to show the underlying movement from continuing operations. The $2,169 million of reinsurer’s share of insurance contract liabilities in the table above excluded the intra-group reinsurance assets of $1,412 million for the with-profits business ceded to the Asia insurance operations.

(iv)	Reinsurers’ share of insurance contract liabilities

The measurement of reinsurance assets is consistent with the measurement of the underlying direct insurance contracts. The treatment of any gains or losses arising on the purchase of reinsurance contracts is dependent on the underlying accounting basis of the entity concerned.

	31 Dec 2019 $m				31 Dec 2018 $m
	Asia	US	Unallocated to
	note (a)	note (b)	a segment	Total	Total
Insurance contract liabilities	5,311	7,447	4	12,762	12,913
Claims outstanding	147	947	—	1,094	1,280
Total	5,458	8,394	4	13,856	14,193
Analysed as:
From continuing operations					12,024
From discontinued UK and Europe operations					2,169
					14,193

Notes

(a)	The reinsurers’ share of insurance contract liabilities for Asia primarily relates to protection business written in Hong Kong.
(b)

The reinsurer’s share of insurance contract liabilities for Jackson as shown in the table above primarily relates to certain fully collateralised former REALIC business retained by Swiss Re through 100 per cent reinsurance agreements. Apart from the reinsurance of REALIC business, the principal reinsurance ceded by Jackson outside the Group is on term-life insurance, direct and assumed accident and health business and GMIB variable annuity guarantees.

The Group cedes certain business to other insurance companies. Although the ceding of insurance does not relieve the Group from its liability to its policyholders, the Group participates in such agreements for the purpose of managing its loss exposure. The Group evaluates the financial condition of its reinsurers and monitors concentration of credit risk from similar geographic regions, activities or economic characteristics of the reinsurers to minimise its exposure from reinsurer insolvencies. Of the reinsurers’ share of insurance contract liabilities balance of $13,856 million at 31 December 2019 (31 December 2018: $12,024 million from continuing operations), 97 per cent (31 December 2018: 95 per cent from continuing operations) of the balance was from reinsurers with rating A- and above by Standard & Poor or other external rating agencies.

Net commissions received on ceded business and claims incurred ceded to external reinsurers for Asia totalled $355 million and $552 million respectively during 2019 (2018: $294 million and $362 million, respectively). Net commissions received on ceded business and claims incurred ceded to external reinsurers for Jackson totalled $20 million and $630 million respectively during 2019 (2018: $9 million and $653 million, respectively). There were no deferred gains or losses on reinsurance contracts for Asia and Jackson in either 2019 or 2018.

C4.2  Asia insurance operations

(i)     Analysis of movements in policyholder liabilities and unallocated surplus of with-profits funds

		Shareholder-backed business
	With-profits	Unit-linked	Other
	business	liabilities	business	Total
	$m	$m	$m	$m
Balance at 1 January 2018	49,292	27,093	23,505	99,890
Comprising:
- Policyholder liabilities on the consolidated statement of financial position	44,592	22,001	18,496	85,089
- Unallocated surplus of with-profits funds on the consolidated statement of financial position	4,700	—	—	4,700
- Group’s share of policyholder liabilities relating to joint ventures and associatenote (a)	—	5,092	5,009	10,101

Premiums
New business	1,542	1,904	1,449	4,895
In-force	7,050	2,359	3,303	12,712
	8,592	4,263	4,752	17,607
Surrendersnote (b)	(451)	(2,542)	(736)	(3,729)
Maturities/deaths	(1,245)	(187)	(1,209)	(2,641)
Net flows	6,896	1,534	2,807	11,237
Shareholders’ transfers post-tax	(87)	—	—	(87)
Investment-related items and other movementsnote (c)	(2,110)	(1,903)	295	(3,718)
Foreign exchange translation differencesnote (d)	(288)	(1,020)	(606)	(1,914)
Balance at 31 December 2018/1 January 2019	53,703	25,704	26,001	105,408
Comprising:
- Policyholder liabilities on the consolidated statement of financial position	50,505	20,846	20,485	91,836
- Unallocated surplus of with-profits funds on the consolidated statement of financial position	3,198	—	—	3,198
- Group’s share of policyholder liabilities relating to joint ventures and associatenote (a)	—	4,858	5,516	10,374

Premiums
New business	1,611	1,837	2,419	5,867
In-force	8,111	2,361	3,755	14,227
	9,722	4,198	6,174	20,094
Surrendersnote (b)	(546)	(2,929)	(681)	(4,156)
Maturities/deaths	(1,632)	(149)	(1,019)	(2,800)
Net flows	7,544	1,120	4,474	13,138
Shareholders' transfers post-tax	(99)	—	—	(99)
Investment-related items and other movementsnote (c)	8,638	1,663	2,523	12,824
Foreign exchange translation differencesnote (d)	522	363	414	1,299
Balance at 31 December 2019	70,308	28,850	33,412	132,570
Comprising:
- Policyholder liabilities on the consolidated statement of financial position	65,558	23,571	26,814	115,943
- Unallocated surplus of with-profits funds on the consolidated statement of financial position	4,750	—	—	4,750
- Group's share of policyholder liabilities relating to joint ventures and associatenote (a)	—	5,279	6,598	11,877
Average policyholder liability balancesnote (e)
2019	58,032	27,277	29,706	115,015
2018	47,548	26,398	24,752	98,698

Notes

(a)

The Group’s investment in joint ventures and associate are accounted for on an equity method and the Group’s share of the policyholder liabilities as shown above relate to the life business of the China JV, India and the Takaful business in Malaysia.

(b)	The rate of surrenders for shareholder-backed business (expressed as a percentage of opening policyholder liabilities) was 7.0 per cent in 2019 (2018: 6.6 per cent).
(c)	Investment-related items and other movements in 2019 primarily represent equity market gains from the with-profits business and effects from lower interest rates.
(d)

Movements in the year have been translated at the average exchange rates for the year ended 31 December 2019. The closing balance has been translated at the closing spot rates as at 31 December 2019. Differences upon retranslation are included in foreign exchange translation differences.

(e)

Average policyholder liabilities have been based on opening and closing balances, adjusted for any acquisitions, disposals and other corporate transactions arising in the year, and exclude unallocated surplus of with-profits funds.

(ii)   Duration of policyholder liabilities

The table below shows the carrying value of policyholder liabilities and the maturity profile of the cash flows on a discounted basis, taking account of expected future premiums and investment returns:

	31 Dec 2019 $m	31 Dec 2018 $m
Policyholder liabilities	115,943	91,836

Expected maturity:	31 Dec 2019%	31 Dec 2018%
0 to 5 years	18	20
5 to 10 years	18	19
10 to 15 years	15	15
15 to 20 years	13	12
20 to 25 years	11	10
Over 25 years	25	24

(iii)   Summary policyholder liabilities (net of reinsurance) and unallocated surplus

At 31 December 2019, the policyholder liabilities and unallocated surplus for Asia operations (excluding joint ventures and associate), net of external reinsurance of $5,458 million (31 December 2018: $3,537 million), comprised the following:

	31 Dec 2019 $m	31 Dec 2018 $m
Hong Kong	58,800	43,997
Indonesia	4,933	4,687
Malaysia	7,725	6,937
Singapore	27,427	23,121
Taiwan	6,801	5,353
Other operations	9,549	7,402
Total Asia operations	115,235	91,497

C4.3      US insurance operations

(i)	Analysis of movements in policyholder liabilities

	Variable
	annuity
	separate	Fixed annuity,
	account	GICs and other
	liabilities	business	Total
	$m	$m	$m
Balance at 1 January 2018	176,578	67,905	244,483
Premiums	14,646	3,967	18,613
Surrenders	(11,746)	(4,465)	(16,211)
Maturities/deaths	(1,449)	(1,238)	(2,687)
Net flows	1,451	(1,736)	(285)
Addition for closed block of group payout annuities in the US	—	5,532	5,532
Transfers from general to separate account	708	(708)	—
Investment-related items and other movements	(15,436)	2,086	(13,350)
Balance at 31 December 2018/1 January 2019	163,301	73,079	236,380
Premiums	12,776	8,200	20,976
Surrenders	(12,767)	(4,575)	(17,342)
Maturities/deaths	(1,564)	(1,823)	(3,387)
Net flowsnote (a)	(1,555)	1,802	247
Transfers from general to separate account	951	(951)	—
Investment-related items and other movementsnote (b)	32,373	549	32,922
Balance at 31 December 2019	195,070	74,479	269,549
Average policyholder liability balancesnote (c)
2019	179,186	73,779	252,965
2018	169,940	69,109	239,049

Notes

(a)

Net inflows in 2019 are $247 million with new inflows into fixed annuity, fixed index annuity and the general account exceeding withdrawals and surrenders on this business, partially offset by net outflows from variable annuity business as the portfolio matures.

(b)

Positive investment-related items and other movements largely represent positive separate account returns following the increase in the US equity market in the year and asset gains arising from declining bond yields.

(c)	Average policyholder liabilities have been based on opening and closing balances, adjusted for any acquisitions, disposals and other corporate transactions arising in the year.

(ii)	Duration of policyholder liabilities

The table below shows the carrying value of policyholder liabilities and maturity profile of the cash flows on a discounted basis at the balance sheet date:

	31 Dec 2019			31 Dec 2018
	Variable			Variable
	annuity			annuity
	separate	Fixed annuity, GICs		separate	Fixed annuity, GICs
	account	and other		account	and other
	liabilities	business	Total	liabilities	business	Total
	$m	$m	$m	$m	$m	$m
Policyholder liabilities	195,070	74,479	269,549	163,301	73,079	236,380

Expected maturity:	%	%	%	%	%	%
0 to 5 years	41	45	42	40	51	43
5 to 10 years	27	27	27	28	24	27
10 to 15 years	16	13	15	16	12	15
15 to 20 years	9	8	9	9	7	8
20 to 25 years	4	4	4	4	3	4
Over 25 years	3	3	3	3	3	3

(iii)	Aggregate account values

The table below shows the distribution of account values for fixed annuities (fixed interest rate and fixed index), the fixed account portion of variable annuities, and interest-sensitive life business within the range of minimum guaranteed interest rates as described in note C4.4(b). As at 31 December 2019, approximately 87 per cent (31 December 2018: 87 per cent) of Jackson’s fixed annuities, variable annuity fixed account options and interest-sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates.

	Fixed annuities and the fixed account
	portion of variable annuities		Interest-sensitive life business
Minimum guaranteed interest rate	31 Dec 2019 $m	31 Dec 2018 $m	31 Dec 2019 $m	31 Dec 2018$m
> 0% - 1.0%	6,952	9,660	—	—
> 1.0% - 2.0%	12,994	8,646	—	—
> 2.0% - 3.0%	13,701	12,832	270	291
> 3.0% - 4.0%	1,561	1,623	3,018	3,049
> 4.0% - 5.0%	2,236	2,285	2,597	2,683
> 5.0% - 6.0%	278	286	2,031	2,168
Total	37,722	35,332	7,916	8,191

C4.4       Products and determining contract liabilities

C4.4(a)Asia

Contract type	Description and material features	Determination of liabilities

With-profits and participating contracts

Provides savings and/or protection where the basic sum assured can be enhanced by a profit share (or bonus) from the underlying fund as determined at the discretion of the Company.

Participating products often offer a guaranteed maturity or surrender value. Declared regular bonuses are guaranteed once vested. Future bonus rates and cash dividends are not guaranteed. Market value adjustments and surrender penalties are used for certain products where the law permits such adjustments. Guarantees are predominantly supported by segregated life funds and their estates.

With-profits contracts are predominantly sold in Hong Kong, Malaysia and Singapore. The total value of the with-profits funds is driven by the underlying asset valuation with movements reflected principally in the accounting value of policyholder liabilities and unallocated surplus.

Term, whole life and endowment assurance

Non-participating savings and/or protection where the benefits are guaranteed, or determined by a set of defined market-related parameters.

These products often offer a guaranteed maturity and surrender value. It is common in Asia for regulations or market-driven demand and competition to provide some form of capital value protection and minimum crediting interest rate guarantees. This is reflected within the guaranteed maturity and surrender values. Guarantees are borne by shareholders.

The approach to determining the contract liabilities is generally driven by the local solvency basis. A gross premium valuation method is used in those local businesses where a risk-based capital framework is adopted for local solvency. Under the gross premium valuation method, all cash flows are valued explicitly using best estimate assumptions with a suitable margin for prudence.

This is achieved either through adding an explicit allowance for assumptions to deviate from best estimate or by applying an overlay constraint so that on day one no negative reserves (ie where future premium inflows are expected to exceed prudent future claims and outflows) are derived at an individual policyholder level, or a combination of both.

In Vietnam, the Company uses an estimation basis aligned substantially to that used by the countries applying the gross premium valuation method.

For India and Taiwan, US GAAP is applied for measuring insurance liabilities. For these businesses, the future policyholder benefit provisions for non-linked business are determined using the net level premium method, with an allowance for surrenders, maintenance and claims expenses. Rates of interest used in establishing the policyholder benefit provisions vary by operation depending on the circumstances attaching to each block of business.

The Hong Kong business unit applies a net premium valuation method to determine the future policyholder benefit provisions.

Unit-linked	Combines savings with protection, the cash value of the policy depends on the value of the underlying unitised funds.

The attaching liabilities reflect the unit value obligation driven by the value of the investments of the unit fund. Additional technical provisions are held for guaranteed benefits beyond the unit fund value using a gross premium valuation method. These additional provisions are recognised as a component of other business liabilities.

Health and protection

Health and protection features are offered as supplements to the products listed above or sold as standalone products. Protection covers mortality or morbidity benefits including health, disability, critical illness and accident coverage.

The determination of the liabilities of health and protection contracts are driven by the local solvency basis. A gross premium valuation method is used in those countries where a risk-based capital framework is adopted for local solvency. Under the gross premium valuation method, all cash flows are valued explicitly using best estimate assumptions with a suitable margin for prudence.

This is achieved either through adding an explicit allowance for assumptions to deviate from best estimate or by applying an overlay constraint so that on day one no negative reserves (ie where future premium inflows are expected to exceed prudent future claims and outflows) are derived at an individual policyholder level, or a combination of both.

The Hong Kong business unit applies a net premium valuation method to determine the future policyholder benefit provisions.

C4.4(b)   US

Contract type	Description and material features	Determination of liabilities
Fixed interest rate annuities At 31 December 2019, fixed interest rate annuities accounted for 6 per cent (31 December 2018: 7 per cent) of Jackson’s policy and contract liabilities.

Fixed interest rate annuities are primarily deferred annuity products that are used for asset accumulation in retirement planning and for providing income in retirement.

The policyholder of a fixed interest rate annuity pays Jackson a premium, which is credited to the policyholder’s account. Periodically, interest is credited to the policyholder’s account and in some cases administrative charges are deducted from the policyholder’s account. Jackson makes benefit payments at a future date as specified in the policy based on the value of the policyholder’s account at that date. On more than 90 per cent (2018: 94 per cent) of in-force business, Jackson may reset the interest rate on each contract anniversary, subject to a guaranteed minimum, in line with state regulations. When the annuity matures, Jackson either pays the contract holder the account value or a series of payments in the form of an immediate annuity product.

The policy provides that at Jackson’s discretion it may reset the interest rate, subject to a guaranteed minimum.

Approximately 65 per cent (31 December 2018:64 per cent) of the fixed interest rate annuities Jackson wrote in 2019 provide for a (positive or negative) market value adjustment (MVA) on surrender. This formula-based adjustment approximates the change in value that assets supporting the product would realise as interest rates move.

Guaranteed minimum interest rate. At 31 December 2019, Jackson had fixed interest rate annuities totalling $15.9 billion (31 December 2018: $16.1 billion) in account value with minimum guaranteed rates ranging from 1.0 per cent to 5.5 per cent and a 2.88 per cent average guaranteed rate (31 December 2018: 1.0 per cent to 5.5 per cent and a 2.91 per cent average guaranteed rate), depending on the particular product, jurisdiction where issued and the date of issue.

As explained in note A4.1, all of Jackson’s insurance liabilities are based on US GAAP. An overview of the deferral and amortisation of acquisition costs for Jackson is provided in note C5.2(i)(b).

With minor exceptions, the following is applied to most of Jackson’s contracts. Contracts are accounted for as investment contracts as defined for US GAAP purposes by applying a retrospective deposit method to determine the liability for policyholder benefits.

This is then augmented by:

–     Any amounts that have been assessed to compensate the insurer for services to be performed over future periods (ie deferred income);

–     Any amounts previously assessed against policyholders that are refundable on termination of the contract; and

–     Any probable future loss on the contract (ie premium deficiency).

Capitalised acquisition costs and deferred income for these contracts are amortised over the life of the book of contracts. See the variable annuity section below for further discussion.

The interest guarantees are not explicitly valued but are reflected as they are earned in the current account liability value.

Fixed index annuities At 31 December 2019, fixed index annuities accounted for 5 per cent (31 December 2018: 5 per cent) of Jackson's policy and contract liabilities.

Fixed index annuities vary in structure but are generally deferred annuities that enable policyholders to obtain a portion of an equity-linked return (based on participation rates, caps and spreads), and provide a guaranteed minimum return.

Most fixed index annuities are subject to early surrender charges for the first five to 12 years of the contract. During the surrender charge period, the contract holder may cancel the contract for the surrender value. Jackson offers a fully liquid fixed index annuity product that has no surrender charges.

Jackson hedges the equity return risk on fixed index products using offsetting equity exposure in the variable annuity product. The cost of hedging is taken into account in setting the index participation rates, caps or spreads.

Guaranteed minimum rates are generally set at 1.0 to 3.0 per cent. At 31 December 2019, Jackson had fixed index annuities allocated to indexed funds totalling $9.8 billion (31 December 2018: $7.6 billion) in account value with minimum guaranteed rates on index accounts ranging from 1.0 per cent to 3.0 per cent and a 1.46 per cent average guaranteed rate (31 December 2018: 1.0 per cent to 3.0 per cent and a 1.77 per cent average guarantee rate).

Jackson offers an optional lifetime income rider, which can be elected for an additional fee.

Jackson also offers fixed interest accounts on some fixed index annuity products. At 31 December 2019, fixed interest accounts of fixed index annuities totalled $4.3 billion (31 December 2018: $3.4 billion) in account value.

Minimum guaranteed rates on fixed interest accounts range from 1.0 per cent to 3.0 per cent and a 2.75 per cent average guaranteed rate (31 December 2018: 1.0 per cent to 3.0 per cent and a 2.58 per cent average guaranteed rate).

The liability for policyholder benefits that represent the guaranteed minimum return is determined similarly to the liabilities of the fixed interest annuity above. The equity-linked return option within the contract is treated as an embedded derivative liability under US GAAP and therefore this element of the liability is recognised at fair value.

The liability for the lifetime income rider is determined each period end by estimating the expected value of benefits in excess of the projected account balance and recognising the excess on a prorated basis over the life of the contract based on total expected assessments.

Group pay-out annuities At 31 December 2019, group pay-out annuities accounted for 2 per cent (31 December 2018: 2 per cent) of Jackson's policy and contract liabilities.

Group pay-out annuities consist of a block of defined benefit annuity plans assumed from John Hancock USA and John Hancock New York. A single premium payment from an employer (contract holder) funds the pension benefits for its employees (participants). The contracts are tailored to meet the requirements of the specific pension plan being covered. This is a closed block of business from two standpoints: (1) John Hancock USA and John Hancock New York are no longer selling new contracts, and (2) contract holders (companies) are no longer adding additional participants to these defined benefit pension plans.

The contracts provide annuity payments that meet the requirements of the specific pension plan being covered. In some cases, the contracts have pre-retirement death and/or withdrawal benefits, pre-retirement surviving spouse benefits, and/or subsidised early retirement benefits.

The liability for future benefits is determined under US GAAP methodology for limited-payment contracts, using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

Contract type	Description and material features	Determination of liabilities
Variable annuities At 31 December 2019, variable annuities accounted for 78 per cent (31 December 2018: 75 per cent) of Jackson's policy and contract liabilities.

Variable annuities are deferred annuities that have the same tax advantages and pay-out options as fixed interest rate and fixed index annuities. They are also used for asset accumulation in retirement planning and to provide income in retirement.

The rate of return depends upon the performance of the selected fund portfolio. Policyholders may allocate their investment to either the fixed account or a selection of variable accounts. Most variable annuities are subject to early surrender charges for the first three to nine years of the contract. During the surrender charge period, the contract holder may cancel the contract for the surrender value. Jackson offers some fully liquid variable annuity products that have no surrender charges. Subject to benefit guarantees, investment risk on the variable account is borne by the policyholder, while investment risk on the fixed account is borne by Jackson through guaranteed minimum fixed rates of interest. At 31 December 2019, 4 per cent (31 December 2018: 5 per cent) of variable annuity funds were in fixed accounts.

Jackson had variable annuity funds in fixed accounts totalling $7.8 billion (31 December 2018: $8.1 billion) with minimum guaranteed rates ranging from 1.0 per cent to 3.0 per cent and a 2.19 per cent average guaranteed rate (31 December 2018: 1.0 per cent to 3.0 per cent and a 1.7 per cent average guaranteed rate).

Jackson offers a choice of guaranteed benefit options within its variable annuity product portfolio, which can be elected for additional fees. These guaranteed benefits might be expressed as the return of either: (a) total deposits made to the contract adjusted for any partial withdrawals, (b) total deposits made to the contract adjusted for any partial withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date adjusted for any withdrawals following that contract anniversary.

Jackson hedges these risks using derivative instruments as described in note C7.3.

The general principles for fixed annuity and fixed index annuity also apply to variable annuities.

The impact of any fixed account interest guarantees is reflected as they are earned in the current account value.

Jackson regularly evaluates estimates used and adjusts the benefit guarantee liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

The benefit guarantee types are further set out below:

Benefits that are payable in the event of death (guaranteed minimum death benefit)

The liability for Guaranteed Minimum Death Benefit (GMDB) is determined at each period end by estimating the expected value of benefits in excess of the projected account balance and recognising the excess rateably over the life of the contract based on total expected assessments. At 31 December 2019, these liabilities were valued using a series of stochastic investment performance scenarios, a mean investment return of 7.4 per cent (31 December 2018: 7.4 per cent) net of external fund management fees, and assumptions for policyholder behaviour, mortality and expense.

Benefits that are payable upon the depletion of funds (guaranteed minimum withdrawal benefit)

The liability for the Guaranteed Minimum Withdrawal Benefit (GMWB) ‘for life’ portion is determined similarly to GMDB above.

Provisions for benefits under GMWB ‘not for life’ features are recognised at fair value under US GAAP.

Non-performance risk is incorporated into the fair value calculation through the use of discount interest rates sourced from an AA corporate credit curve as a proxy for Jackson’s own credit risk. Other risk margins, particularly for policyholder behaviour and long-term volatility, are also incorporated into the model through the use of explicitly conservative assumptions. On a periodic basis, Jackson validates the resulting fair values based on comparisons to other models and market movements.

The value of future fees to offset payments made under the guarantees are established so that on day one no gain arises.

Benefits that are payable at annuitisation (guaranteed minimum income benefit)

This feature is no longer offered and existing coverage is substantially reinsured, subject to deductibles and annual claim limits.

The direct Guaranteed Minimum Income Benefit (GMIB) liability is determined by estimating the expected value of the annuitisation benefits in excess of the projected account balance at the date of annuitisation and recognising the excess rateably over the life of the contract based on total expected assessments.

Guaranteed Minimum Income Benefits are reinsured, subject to a deductible and annual claim limits. Due to the net settlement provisions of the reinsurance agreement, under the ‘grandfathered’ US GAAP, it is recognised at fair value with the change in fair value included as a component of short-term fluctuations. Volatility and non-performance risk is considered as per GMWB above.

Benefits that are payable at the end of a specified period (guaranteed minimum accumulation benefit)

This feature is no longer offered.

Provisions for Guaranteed Minimum Accumulation Benefit (GMAB) are recognised at fair value under US GAAP. Volatility and non-performance risk is considered as per GMWB above.

Deferred acquisition costs (DAC)

Capitalised acquisition costs and deferred income for these contracts are amortised over the life of the book of contracts.  The majority of Jackson’s DAC relates to its variable annuities business.

The present value of the estimated gross profit is computed using the rate of interest that accrues to policyholder balances (sometimes referred to as the contract rate).

Estimated gross profits for the fixed interest rate annuities, fixed index annuities and variable annuities include estimates of the following, each of which will be determined based on the best estimate of amounts over the life of the book of contracts without provision for adverse deviation:

Contract type	Description and material features	Determination of liabilities

–Amounts expected to be assessed against policyholder balances for mortality less benefit claims in excess of related policyholder balances;

–Amounts expected to be assessed for contract administration less costs incurred for contract administration;

–Amounts expected to be earned from the investment of policyholder balances less interest credited to policyholder balances;

–Amounts expected to be assessed against policyholder balances upon termination of contracts (sometimes referred to as surrender charges);

–Assumptions for the long-term investment return for the separate accounts and future hedge costs; and

–Other expected assessments and credits.

Life insurance At 31 December 2019, life insurance products accounted for 7 per cent (31 December 2018: 9 per cent) of Jackson’s policy and contract liabilities.

Jackson discontinued new sales of life insurance products in 2012.

Life products include term life, traditional life and interest-sensitive life (universal life and variable universal life).

–Term life provides protection for a defined period and a benefit that is payable to a designated beneficiary upon death of the insured.

–Traditional life provides protection for either a defined period or until a stated age and includes a predetermined cash value.

–Universal life provides permanent individual life insurance for the life of the insured and includes a savings element.

–Variable universal life is a type of life insurance policy that combines death benefit protection with the ability for the policyholder account to be invested in separate account funds.

Excluding the business that is subject to the retrocession treaties at 31 December 2019, Jackson had interest-sensitive life business in force with total account value of $7.9 billion (31 December 2018: $8.2 billion), with minimum guaranteed interest rates ranging from 2.5 per cent to 6.0 per cent with a 4.68 per cent average guaranteed rate (31 December 2018: 2.5 per cent to 6.0 per cent with a 4.67 per cent average guaranteed rate).

For term and traditional life insurance contracts, provisions for future policy benefits are determined under US GAAP using the net level premium method and assumptions as of the issue or acquisition date as to mortality, interest, policy lapses and expenses plus provisions for adverse deviation for directly sold business and assumptions at purchase for acquired business.

For universal life and variable universal life a retrospective deposit method is used to determine the liability for policyholder benefits. This is then augmented by additional liabilities to account for no-lapse guarantees, profits followed by losses, contract features such as persistency bonuses, and cost of interest rate guarantees.

Institutional products At 31 December 2019, institutional products accounted for 1 per cent (31 December 2018: 1 per cent) of Jackson's policy and contract liabilities.

Institutional products are: guaranteed investment contracts (GICs), funding agreements (including agreements issued in conjunction with Jackson’s participation in the US Federal Home Loan Bank programme) and Medium Term Note funding agreements.

GICs feature a lump sum policyholder deposit on which interest is paid at a rate fixed at inception. Market value adjustments are made to the value of any early withdrawals.

Funding agreements feature either lump sum or periodic policyholder deposits. Interest is paid at a fixed or index linked rate. Funding agreements have a duration of between one and 30 years. In 2019 and 2018 there were no funding agreements terminable by the policyholder with less than 90 days’ notice.

Institutional products are classified as investment contracts, and are accounted for as financial liabilities  at amortised cost. The currency risk on contracts that represent currency obligations other than US dollars are hedged using cross-currency swaps.